UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Hong T. Le

The Investment Company of America

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The Investment Company of America® Annual report for the year ended December 31, 2022

Invest in a fund whose
objective has stood
the test of time

The Investment Company of America seeks to achieve long-term growth of capital and income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Refer to page 4 for Class F-2 and Class A share results with relevant sales charges deducted and fund expenses. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of December 31, 2022, was 1.21% for Class F-2 shares and 0.94% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The Class A share value reflects the 5.75% maximum sales charge.

Investing outside the United States may be subject to risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

12	Financial statements

35	Board of trustees and other officers

Fellow investors:

Last year was marked by high inflation, rising interest rates and geopolitical instability. That perfect storm served as a catalyst for broad market losses.

Against this backdrop, Capital Group’s oldest fund, The Investment Company of America (ICA), recorded a –15.34% total return for the fiscal year ended December 31, 2022. This result was better than the –18.11% loss recorded by the S&P 500 Index, a broad-based representation of the U.S. equity market.

The fund held up well, outpacing its benchmark over this volatile year that saw an abrupt and seismic shift in markets away from a long-term focus on growth to a broader focus on value-oriented companies and defensive investing. In this environment, ICA’s objectives of achieving growth of capital and income by finding companies with strong cash flows that often pay dividends helped investors.

While no one is ever happy with a negative outcome, cushioning losses during this type of downturn and outpacing the unmanaged benchmark is the result of the fund managers’ emphasis on quality companies with long term growth prospects and income in the form of dividends. The fund, which is approaching its 90th birthday, has posted an average annual total return of 12.08% with income reinvested, compared to 10.84% for the S&P 500 over the same time period.

Inflation and war weigh on markets

Inflation was front and center in a difficult year for markets, the product of a decade of low interest rates and supply shocks from the COVID-19 pandemic. Coupled with the Russian invasion of Ukraine, markets struggled amidst economic and geopolitical headwinds.

The end of the year brought positive momentum on the inflation front as readings continued to trend downward. December’s consumer price index reading was 6.5%, the smallest annual increase since October 2021 and well below the peak of 9.1% in June. The question remains how these positive signals will be received by the Federal Reserve and Chair Jerome Powell, who maintains a hawkish tone that has continued to roil markets.

Another positive development at year’s end was that one of the largest global economic challenges, China’s zero COVID policy, finally came to an end as the government of President Xi Jingping relented to nationwide protests.

However, the fate of the Russian invasion of Ukraine remains uncertain. Additionally, there is mounting fear that this geopolitical strife will embolden Chinese aggression with neighboring Taiwan.

A challenging year for markets ended with a tinge of optimism. The S&P 500 was up 7.56% in the fourth quarter, a

Past results are not predictive of results in future periods.

The Investment Company of America	1

Results at a glance

Year ended December 31, 2022 (with all distributions reinvested)

	Class F-2 shares	Class A shares	S&P 500 Index*
Income return	1.38%	1.21%	1.41%
Capital return	–16.72%	–16.73%	–19.52%
Total return	–15.34%	–15.52%	–18.11%

*	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Dividends and capital gain distributions paid in 2022

	Per Class F-2 share	Per Class A share	Payment date
Income dividends	$0.1791	$0.155	March 16
	0.1770	0.155	June 15
	0.1748	0.155	September 14
	0.1762	0.155	December 14
	$0.7071	$0.620
Capital gain distributions	$0.5715	$0.5715	June 15
	1.3330	1.3330	December 14
	$1.9045	$1.9045

Expense ratios and portfolio turnover rates1

Year ended December 31, 2022

	Expense ratio		Portfolio turnover rate
	Class F-2 shares	Class A shares
ICA	0.38%	0.57%	31%
Industry average[2]	0.68%	1.06%	51%

[1]	The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
[2]	Source: Refinitiv Lipper. Lipper Growth & Income Funds Average (industry average expense ratio based on statistics for the most recent fiscal year-ends available as of December 31, 2022).

Past results are not predictive of results in future periods.

welcome shift to conclude a year in which the index was down 18.11%. Every sector in the index was up in the fourth quarter apart from consumer discretionary and communication services. Energy and utilities were the only two positive sectors for the full calendar year with the former gaining 66%.

ICA’s portfolio in review

With a market wide move away from growth and into value, the fund remained focused on a broad range of companies that offer capital appreciation rather than chasing the fastest growing stocks.

A defensive posture was beneficial with 5.73% in cash and cash equivalents providing a safety net in a down year for equities. Defense was beneficial in more than one sense with aerospace and defense companies Raytheon Technologies and General Dynamics both in the top 20 largest holdings and offering returns in the high teens. While the war in Ukraine was a hindrance on much of the market, it led countries to boost defense budgets in the wake of the Russian invasion.

Those industrial companies, as well as the fund’s third largest holding General Electric, also benefited from sizable aerospace business. As the COVID-19 pandemic receded there was a notable return to air travel.

Two of the best returns in the portfolio came from British American Tobacco and Philip Morris International with the pair of tobacco companies in the top five largest holdings, and returning 7.23% and 6.54%, respectively. British American Tobacco

2	The Investment Company of America

was an example of how the flexibility for the fund to look outside the U.S. for a portion of investments can be beneficial in doses. However, having U.S. companies as a vast majority of the fund’s holdings was additive for the year.

The fund invests primarily in larger, well-established companies that represent a wide cross section of the U.S. economy, including in information technology, which had a challenging year. ICA had less emphasis on the sector but two of its largest holdings, Microsoft and Broadcom were also swept up in the selloff. However, with their long track records and strong cash flows, they were down less than many counterparts at 28.69% and 15.97%, respectively.

The fund’s more conservative growth and income objective tends to lead managers away from many of the more aggressive growth companies that have captured headlines and had far larger losses including the likes of Tesla and Nvidia, both of which were down more than 50%.

However, the fund was not immune to the overall selloff in tech stocks, being hurt by investments in Meta Platforms, Netflix and Alphabet, all of which plummeted more than 38%.

We remain focused on the long term

Following a decade of low rates and sustained growth, the COVID-19 pandemic, inflation and geopolitical instability have ushered in a more challenging environment and brought on a major shift in the global economic and market landscape. The Federal Reserve has met the inflationary pressure by increasing interest rates. The pandemic is increasingly in the rearview mirror but the outcome in Ukraine remains opaque and could have residual impacts, potentially causing a shift away from globalization as well as armed conflicts.

We expect to continue to see broadening market leadership come out of this uncertainty after a decade dominated by growth companies with high price-to-earnings ratios. This could be beneficial to the fund, which invests across a broad range of companies from all sectors.

In this new environment, the excesses of the last decade have come undone, with outsized valuations of digital companies falling.

Dividends were a harbinger of strong performers in 2022 and we expect that trend to continue and even expand. Equities in the top dividend yield quintile returned 2.80% in the portfolio and 3.92% in the index. The results got worse as you went down the scale with the bottom dividend quintile returning –34.89% in the portfolio and –34.18% in the index.

We see 2022 as a pivot year for markets in a macro sense. With the constant drumbeat of recessionary fears yet to come to fruition, the market is in a middle ground that requires simultaneous offensive and defensive investing.

As we seek to sort out where this leaves the market for 2023 and beyond, there are signs of hope but also lingering concern over the future of the U.S. economy and fears of an impending recession.

Despite the challenging environment, we remain laser-focused on finding well-run companies with attractive valuations and long-term value. We remain confident in our process of robust fundamental research and bottom-up analysis, which has served the company and investors through dozens of market cycles dating back decades. We remain confident in our time-tested process and The Capital System™ with this new stage of the economic cycle being a strong environment for ICA’s focus on quality.

We thank you for your ongoing trust and confidence you place in us. We look forward to reporting to you again in six months.

Cordially,

Grant L. Cambridge
Co-President

Martin Romo
Co-President

February 10, 2023

For current information about the fund, visit capitalgroup.com.

Past results are not predictive of results in future periods.

The Investment Company of America	3

The value of a long-term perspective

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment1; thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes dividends and capital gain distributions reinvested in the years 1972 to 2022.
[4]	Source: S&P Dow Jones Indices LLC. The S&P 500 Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2022)

	1 year	5 years	10 years
Class F-2 shares	-15.34%	7.29%	11.16%
Class A shares*	-20.37	5.83	10.29

**Assumes payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratios are 0.38% for Class F-2 shares and 0.58% for Class A shares as of the prospectus dated March 1, 2023 (unaudited). The expense ratios are restated to reflect current fees.

$3,000,000
1,000,000
500,000
100,000
10,000
6,000
Year ended December 31
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991

4	The Investment Company of America

How a hypothetical $10,000 investment has grown over 50 years

This chart illustrates how a hypothetical $10,000 investment in The Investment Company of America’s Class F-2 and Class A shares grew over the past 50 years, from December 31, 1972, through December 31, 2022, showing the closing values for each year. The chart also shows how the unmanaged S&P 500 Index fared over this same period.

The Investment Company of America	5

Investment portfolio December 31, 2022

Sector diversification	Percent of net assets

Common stocks 93.68%	Shares	Value (000)
Energy 6.01%
Baker Hughes Co., Class A1	52,736,201	$1,557,300
Canadian Natural Resources, Ltd. (CAD denominated)	15,734,274	873,752
Cheniere Energy, Inc.	500,000	74,980
Chevron Corp.	4,637,903	832,457
ConocoPhillips	3,996,765	471,618
Diamondback Energy, Inc.	550,000	75,229
Enviva, Inc.	1,110,276	58,811
EOG Resources, Inc.	7,885,283	1,021,302
Exxon Mobil Corp.	3,973,155	438,239
Halliburton Company	7,905,702	311,089
Pioneer Natural Resources Company	1,630,800	372,459
TC Energy Corp.[2]	336,397	13,409
Woodside Energy Group, Ltd.	2,000,000	48,390
Woodside Energy Group, Ltd. (CDI)	1,907,806	46,042
		6,195,077

Materials 4.22%
Albemarle Corp.	1,600,869	347,164
BHP Group, Ltd. (CDI)	10,444,942	322,058
Corteva, Inc.	2,200,751	129,360
Ecolab, Inc.	1,335,360	194,375
Freeport-McMoRan, Inc.	17,704,198	672,760
Linde PLC	5,380,860	1,755,129
LyondellBasell Industries NV	327,232	27,170
Rio Tinto PLC	9,126,173	640,349
Sherwin-Williams Company	223,166	52,964
Vale SA (ADR), ordinary nominative shares	12,334,480	209,316
		4,350,645

Industrials 13.73%
Advanced Drainage Systems, Inc.	232,924	19,093
Airbus SE, non-registered shares	1,401,213	166,607
BAE Systems PLC	16,348,098	168,961
Boeing Company[3]	3,563,510	678,813
Carrier Global Corp.	28,875,226	1,191,103
CoStar Group, Inc.[3]	1,508,774	116,598
CSX Corp.	8,491,303	263,061
Cummins, Inc.	448,940	108,774
Equifax, Inc.	195,000	37,900
Fastenal Co.	1,054,852	49,916
General Dynamics Corp.	5,555,204	1,378,302
General Electric Co.	42,219,288	3,537,554
Honeywell International, Inc.	3,002,262	643,385
Illinois Tool Works, Inc.	2,470,042	544,150
L3Harris Technologies, Inc.	1,305,836	271,888
Lockheed Martin Corp.	240,605	117,052

6	The Investment Company of America

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Norfolk Southern Corp.	594,311	$146,450
Northrop Grumman Corp.	1,463,031	798,244
Otis Worldwide Corp.	3,056,170	239,329
Raytheon Technologies Corp.	23,446,146	2,366,185
Safran SA	670,509	83,789
Stanley Black & Decker, Inc.[2]	2,190,230	164,530
TFI International, Inc.[1]	5,153,566	516,593
Union Pacific Corp.	359,206	74,381
United Airlines Holdings, Inc.[3]	884,575	33,348
United Rentals, Inc.[3]	846,885	301,000
Waste Connections, Inc.	358,030	47,460
Waste Management, Inc.	491,816	77,156
		14,141,622

Consumer discretionary 7.49%
Amazon.com, Inc.[3]	18,452,376	1,550,000
Aptiv PLC[3]	690,000	64,260
Caesars Entertainment, Inc.[3]	2,211,000	91,978
Chipotle Mexican Grill, Inc.[3]	92,650	128,551
D.R. Horton, Inc.	12,022,859	1,071,718
Darden Restaurants, Inc.	122,000	16,876
Dollar General Corp.	691,856	170,370
DoorDash, Inc., Class A3	1,163,800	56,817
General Motors Company	17,294,363	581,782
Hilton Worldwide Holdings, Inc.	844,200	106,673
Home Depot, Inc.	4,401,005	1,390,101
Kering SA	221,956	113,593
Lear Corp.	274,963	34,101
McDonald’s Corp.	994,533	262,089
NIKE, Inc., Class B	2,416,523	282,757
Norwegian Cruise Line Holdings, Ltd.[2,3]	629,036	7,699
Restaurant Brands International, Inc.	3,226,613	208,665
Royal Caribbean Cruises, Ltd.[1,2,3]	15,589,039	770,566
Starbucks Corp.	5,530,559	548,631
Tesla, Inc.[3]	997,173	122,832
TJX Companies, Inc.	633,130	50,397
VF Corp.	914,071	25,238
YUM! Brands, Inc.	453,764	58,118
		7,713,812

Consumer staples 8.41%
Altria Group, Inc.	15,034,737	687,238
Anheuser-Busch InBev SA/NV	372,669	22,404
Archer Daniels Midland Company	1,490,000	138,347
British American Tobacco PLC	65,366,098	2,593,381
Bunge, Ltd.	1,172,130	116,944
Constellation Brands, Inc., Class A	1,054,653	244,416
Danone SA	2,499,797	131,699
Estée Lauder Companies, Inc., Class A	575,258	142,727
General Mills, Inc.	7,351,987	616,464
Keurig Dr Pepper, Inc.	17,738,284	632,547
Kraft Heinz Company	733,368	29,856
Mondelez International, Inc.	1,873,879	124,894
PepsiCo, Inc.	3,580,313	646,819
Philip Morris International, Inc.	24,604,034	2,490,174
Procter & Gamble Company	289,030	43,805
		8,661,715

Health care 13.34%
Abbott Laboratories	22,158,493	2,432,781
AbbVie, Inc.	6,619,085	1,069,710
AmerisourceBergen Corp.	899,706	149,090
Amgen, Inc.	2,122,061	557,338
AstraZeneca PLC	1,394,668	189,278
AstraZeneca PLC (ADR)	777,359	52,705
Bristol-Myers Squibb Company	2,357,989	169,657
Centene Corp.[3]	130,480	10,701
CVS Health Corp.	1,215,353	113,259

The Investment Company of America	7

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Daiichi Sankyo Company, Ltd.	14,832,400	$475,342
Danaher Corp.	1,410,339	374,332
DexCom, Inc.[3]	3,067,000	347,307
Edwards Lifesciences Corp.[3]	1,366,528	101,957
Elevance Health, Inc.	683,238	350,481
Eli Lilly and Company	1,593,590	582,999
Gilead Sciences, Inc.	6,933,513	595,242
Humana, Inc.	617,178	316,112
Medtronic PLC	5,607,670	435,828
Novo Nordisk A/S, Class B	4,225,962	572,195
Pfizer, Inc.	4,848,968	248,461
Regeneron Pharmaceuticals, Inc.[3]	66,930	48,289
Roche Holding AG, nonvoting non-registered shares	581,183	182,644
Stryker Corp.	2,391,127	584,607
Teva Pharmaceutical Industries, Ltd. (ADR)[3]	54,424,650	496,353
Thermo Fisher Scientific, Inc.	1,370,239	754,577
UnitedHealth Group, Inc.	4,504,707	2,388,306
Zoetis, Inc., Class A	973,569	142,676
		13,742,227

Financials 9.01%
AIA Group, Ltd.	29,241,400	322,153
American International Group, Inc.	20,477,660	1,295,007
Aon PLC, Class A	406,299	121,947
Arthur J. Gallagher & Co.	2,542,765	479,413
Bank of America Corp.	1,858,306	61,547
Berkshire Hathaway, Inc., Class B3	1,873,150	578,616
BlackRock, Inc.	808,443	572,887
Blackstone, Inc., nonvoting shares	3,576,118	265,312
Charles Schwab Corp.	510,000	42,463
Chubb, Ltd.	3,428,706	756,372
Citizens Financial Group, Inc.	975,961	38,424
CME Group, Inc., Class A	1,579,937	265,682
First Republic Bank	2,343,674	285,670
Great-West Lifeco, Inc.	9,948,600	229,979
JPMorgan Chase & Co.	5,879,705	788,468
KeyCorp	1,851,412	32,252
KKR & Co., Inc.	3,352,990	155,646
Marsh & McLennan Companies, Inc.	1,345,801	222,703
Morgan Stanley	9,021,202	766,983
MSCI, Inc.	454,000	211,187
Nasdaq, Inc.	3,586,200	220,013
PNC Financial Services Group, Inc.	5,179,226	818,007
S&P Global, Inc.	1,673,237	560,434
Signature Bank	626,281	72,160
Toronto-Dominion Bank (CAD denominated)	1,933,314	125,180
		9,288,505

Information technology 18.01%
Accenture PLC, Class A	1,284,292	342,700
Adobe, Inc.[3]	567,308	190,916
Amphenol Corp., Class A	5,349,717	407,327
Apple, Inc.	13,410,175	1,742,384
Applied Materials, Inc.	3,426,101	333,634
ASML Holding NV	773,124	418,495
Broadcom, Inc.	7,510,437	4,199,311
Ceridian HCM Holding, Inc.[3]	569,483	36,532
Cognizant Technology Solutions Corp., Class A	420,655	24,057
Datadog, Inc., Class A3	261,016	19,185
EPAM Systems, Inc.[3]	1,743,375	571,374
Fidelity National Information Services, Inc.	2,612,048	177,227
KLA Corp.	32,216	12,146
Mastercard, Inc., Class A	5,054,930	1,757,751
Micron Technology, Inc.	12,838,730	641,680
Microsoft Corp.	27,792,339	6,665,159
NetApp, Inc.	961,428	57,743
Paychex, Inc.	528,817	61,110
QUALCOMM, Inc.	1,075,417	118,231

8	The Investment Company of America

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Salesforce, Inc.[3]	215,500	$28,573
ServiceNow, Inc.[3]	1,121,500	435,445
Shopify, Inc., Class A, subordinate voting shares[3]	242,531	8,418
Snowflake, Inc., Class A3	225,042	32,303
SS&C Technologies Holdings, Inc.	1,320,029	68,721
Texas Instruments, Inc.	589,205	97,348
Visa, Inc., Class A	313,279	65,087
Zscaler, Inc.[3]	361,446	40,446
		18,553,303

Communication services 7.49%
Alphabet, Inc., Class A3	11,158,396	984,505
Alphabet, Inc., Class C3	12,245,500	1,086,543
Charter Communications, Inc., Class A3	184,811	62,669
Comcast Corp., Class A	60,288,447	2,108,287
Meta Platforms, Inc., Class A3	14,596,524	1,756,546
Netflix, Inc.[3]	5,545,743	1,635,329
Take-Two Interactive Software, Inc.[3]	401,747	41,834
T-Mobile US, Inc.[3]	316,467	44,305
		7,720,018

Utilities 4.24%
AES Corp.	8,349,671	240,137
CenterPoint Energy, Inc.	4,724,465	141,687
CMS Energy Corp.	1,697,648	107,512
Constellation Energy Corp.	2,729,985	235,352
Edison International	9,354,360	595,124
Entergy Corp.	4,570,062	514,132
Exelon Corp.	1,697,443	73,380
NextEra Energy, Inc.	6,403,017	535,292
PG&E Corp.[3]	91,361,505	1,485,538
Public Service Enterprise Group, Inc.	2,705,350	165,757
Sempra Energy	1,806,151	279,123
		4,373,034

Real estate 1.73%
American Tower Corp. REIT	882,790	187,028
Crown Castle, Inc. REIT	3,385,647	459,229
Equinix, Inc. REIT	395,745	259,225
Prologis, Inc. REIT	1,526,015	172,028
SBA Communications Corp. REIT, Class A	1,295,505	363,143
VICI Properties, Inc. REIT	10,498,250	340,143
		1,780,796

Total common stocks (cost: $61,595,877,000)		96,520,754

Preferred securities 0.04%
Financials 0.04%
Fannie Mae, Series O, 7.00% noncumulative preferred shares[3]	4,815,256	16,372
Fannie Mae, Series P, (3-month USD-LIBOR + 0.75%), 4.50% noncumulative preferred shares[3]	565,000	966
Fannie Mae, Series R, 7.625% noncumulative preferred shares[3]	2,946,415	4,862
Fannie Mae, Series T, 8.25% noncumulative preferred shares[3]	9,922,867	18,258
Federal Home Loan Mortgage Corp., Series V, 5.57% preferred shares[3]	1,818,512	3,037

Total preferred securities (cost: $47,694,000)		43,495

Convertible stocks 0.31%
Consumer discretionary 0.12%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 6/15/2023[2]	1,147,279	123,126

Health care 0.06%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023	48,693	66,054

The Investment Company of America	9

Convertible stocks (continued)	Shares		Value (000)
Utilities 0.13%
AES Corp., convertible preferred units, 6.875% 2/15/2024		507,735	$51,794
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025		1,682,700	84,455
			136,249

Total convertible stocks (cost: $341,858,000)			325,429

Convertible bonds & notes 0.12%	Principal amount (000)
Consumer discretionary 0.12%
Royal Caribbean Cruises, Ltd., convertible notes, 4.25% 6/15/2023[1]	USD	114,728	114,413
Royal Caribbean Cruises, Ltd., convertible notes, 2.875% 11/15/2023[1]		8,524	8,387

Total convertible bonds & notes (cost: $126,355,000)			122,800

Bonds, notes & other debt instruments 0.12%
Corporate bonds, notes & loans 0.07%
Consumer discretionary 0.05%
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[1,4]		9,490	10,199
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[1,4]		20,954	21,085
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[1,4]		17,415	17,916
			49,200

Industrials 0.02%
TransDigm, Inc. 4.875% 5/1/2029		21,920	19,148

Total corporate bonds, notes & loans			68,348

U.S. Treasury bonds & notes 0.05%
U.S. Treasury 4.125% 9/30/2027		55,420	55,633

Total bonds, notes & other debt instruments (cost: $121,744,000)			123,981

Short-term securities 5.62%		Shares
Money market investments 5.60%
Capital Group Central Cash Fund 4.31%[1,5]		57,736,623	5,773,085

Money market investments purchased with collateral from securities on loan 0.02%
Capital Group Central Cash Fund 4.31%[1,5,6]		50,287	5,028
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[5,6]		2,100,000	2,100
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[5,6]		1,800,000	1,800
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[5,6]		1,710,824	1,711
BlackRock Liquidity Funds – FedFund, Institutional Shares 4.03%[5,6]		1,200,000	1,200
Dreyfus Treasury Obligations Cash Management, Institutional Shares 4.17%[5,6]		1,100,000	1,100
Fidelity Investments Money Market Government Portfolio, Class I 4.06%[5,6]		800,000	800
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 4.11%[5,6]		700,000	700
			14,439

Total short-term securities (cost: $5,786,903,000)			5,787,524
Total investment securities 99.89% (cost: $68,020,431,000)			102,923,983
Other assets less liabilities 0.11%			110,283

Net assets 100.00%			$103,034,266

10	The Investment Company of America

Investments in affiliates1

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2022 (000)	Dividend or interest income (000)
Common stocks 2.76%
Energy 1.51%
Baker Hughes Co., Class A	$1,327,067	$—	$68,922	$5,792	$293,363	$1,557,300	$40,264
Industrials 0.50%
TFI International, Inc.	497,417	131,309	51,662	(6,969)	(53,502)	516,593	6,139
Consumer discretionary 0.75%
Royal Caribbean Cruises, Ltd.[2,3]	897,617	468,385	290,463	(329,739)	24,766	770,566	—
Health care 0.00%
Teva Pharmaceutical Industries, Ltd. (ADR)[3,7]	400,638	186,739	127,802	(154,440)	191,218	—	—
Total common stocks						2,844,459

Convertible bonds & notes 0.12%
Consumer discretionary 0.12%
Royal Caribbean Cruises, Ltd., convertible notes, 4.25% 6/15/2023	146,565	—	—	—	(32,152)	114,413	4,613
Royal Caribbean Cruises, Ltd., convertible notes, 2.875% 11/15/2023	10,084	—	—	—	(1,697)	8,387	245
						122,800

Bonds, notes & other debt instruments 0.05%
Consumer discretionary 0.05%
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[4]	—	9,996	—	—	203	10,199	554
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[4]	—	20,954	—	—	131	21,085	413
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[4]	—	17,415	—	—	501	17,916	385
						49,200
Short-term securities 5.61%
Money market investments 5.60%
Capital Group Central Cash Fund 4.31%[5]	3,663,521	14,717,720	12,607,422	(932)	198	5,773,085	120,029
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 4.31%[5,6]	43,821		38,7938			5,028	—	[9]
Total short-term securities						5,778,113
Total 8.54%				$(486,288)	$423,029	$8,794,572	$172,642

[1]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[2]	All or a portion of this security was on loan. The total value of all such securities was $14,544,000, which represented .01% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Security did not produce income during the last 12 months.
[4]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $49,200,000, which represented .05% of the net assets of the fund.
[5]	Rate represents the seven-day yield at 12/31/2022.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	Affiliated issuer during the reporting period but no longer an affiliate at 12/31/2022. Refer to the investment portfolio for the security value at 12/31/2022.
[8]	Represents net activity. Refer to Note 5 for more information on securities lending.
[9]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

The Investment Company of America	11

Financial statements

Statement of assets and liabilities
at December 31, 2022	(dollars in thousands)

Assets:
Investment securities, at value (includes $14,544 of investment securities on loan):
Unaffiliated issuers (cost: $59,811,555)	$94,129,411
Affiliated issuers (cost: $8,208,876)	8,794,572	$102,923,983
Cash		70
Cash denominated in currencies other than U.S. dollars (cost: $2,663)		2,665
Receivables for:
Sales of investments	8,670
Sales of fund’s shares	55,294
Dividends and interest	200,649
Securities lending income	73
Other	630	265,316
		103,192,034
Liabilities:
Collateral for securities on loan		14,439
Payables for:
Purchases of investments	24,119
Repurchases of fund’s shares	68,885
Investment advisory services	20,659
Services provided by related parties	23,124
Trustees’ deferred compensation	3,890
Other	2,652	143,329

Net assets at December 31, 2022		$103,034,266

Net assets consist of:
Capital paid in on shares of beneficial interest		$67,750,660
Total distributable earnings		35,283,606
Net assets at December 31, 2022		$103,034,266

Refer to the notes to financial statements.

12	The Investment Company of America

Financial statements (continued)

Statement of assets and liabilities
at December 31, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,498,629 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$65,046,395	1,576,440		$41.26
Class C	1,118,525	27,471		40.72
Class T	11	—	*	41.24
Class F-1	1,214,555	29,530		41.13
Class F-2	9,865,294	239,285		41.23
Class F-3	4,111,696	99,718		41.23
Class 529-A	2,942,735	71,558		41.12
Class 529-C	72,038	1,754		41.07
Class 529-E	73,457	1,794		40.96
Class 529-T	16	—	*	41.24
Class 529-F-1	11	—	*	41.04
Class 529-F-2	175,147	4,246		41.25
Class 529-F-3	12	—	*	41.24
Class R-1	61,605	1,508		40.84
Class R-2	572,920	14,006		40.91
Class R-2E	71,436	1,738		41.11
Class R-3	829,087	20,190		41.07
Class R-4	1,040,221	25,302		41.11
Class R-5E	188,575	4,576		41.21
Class R-5	170,168	4,126		41.25
Class R-6	15,480,362	375,387		41.24

*	Amount less than one thousand.

Refer to the notes to financial statements.

The Investment Company of America	13

Financial statements (continued)

Statement of operations
for the year ended December 31, 2022	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $16,125; also includes $166,432 from affiliates)	$2,245,660
Interest (includes $6,210 from affiliates)	8,972
Securities lending income (net of fees)	582	$2,255,214
Fees and expenses*:
Investment advisory services	252,071
Distribution services	201,871
Transfer agent services	66,884
Administrative services	32,521
529 plan services	2,022
Reports to shareholders	1,845
Registration statement and prospectus	1,302
Trustees’ compensation	203
Auditing and legal	213
Custodian	756
Other	203
Total fees and expenses before waiver	559,891
Less waiver of fees and expenses:
Investment advisory services waiver	35
Total fees and expenses after waiver		559,856
Net investment income		1,695,358

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	3,920,053
Affiliated issuers	(486,288)
Currency transactions	(929)	3,432,836
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(25,028,782)
Affiliated issuers	423,029
Currency translations	(802)	(24,606,555)
Net realized gain and unrealized depreciation		(21,173,719)

Net decrease in net assets resulting from operations		$(19,478,361)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

14	The Investment Company of America

Financial statements (continued)

Statements of changes in net assets

	Year ended December 31,
	2022	2021
Operations:
Net investment income	$1,695,358	$1,582,226
Net realized gain	3,432,836	8,097,859
Net unrealized (depreciation) appreciation	(24,606,555)	16,559,004
Net (decrease) increase in net assets resulting from operations	(19,478,361)	26,239,089

Distributions paid to shareholders	(6,186,567)	(8,411,156)

Net capital share transactions	2,979,800	(1,296,839)

Total (decrease) increase in net assets	(22,685,128)	16,531,094

Net assets:
Beginning of year	125,719,394	109,188,300
End of year	$103,034,266	$125,719,394

Refer to the notes to financial statements.

The Investment Company of America	15

Notes to financial statements

1. Organization

The Investment Company of America (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

16	The Investment Company of America

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset

The Investment Company of America	17

value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2022 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$6,100,645	$94,432	$—	$6,195,077
Materials	3,388,238	962,407	—	4,350,645
Industrials	13,722,265	419,357	—	14,141,622
Consumer discretionary	7,600,219	113,593	—	7,713,812
Consumer staples	5,914,231	2,747,484	—	8,661,715
Health care	12,322,768	1,419,459	—	13,742,227
Financials	8,966,352	322,153	—	9,288,505
Information technology	18,134,808	418,495	—	18,553,303
Communication services	7,720,018	—	—	7,720,018
Utilities	4,373,034	—	—	4,373,034
Real estate	1,780,796	—	—	1,780,796
Preferred securities	43,495	—	—	43,495
Convertible stocks	325,429	—	—	325,429
Convertible bonds & notes	—	122,800	—	122,800
Bonds, notes & other debt instruments	—	123,981	—	123,981
Short-term securities	5,787,524	—	—	5,787,524
Total	$96,179,822	$6,744,161	$—	$102,923,983

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

18	The Investment Company of America

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the

The Investment Company of America	19

fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of December 31, 2022, the total value of securities on loan was $14,544,000, and the total value of collateral received was $14,880,000. Collateral received includes cash of $14,439,000 and U.S. government securities of $441,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2022, the fund recognized $1,925,000 in reclaims (net of $284,000 in fees and the effect of realized gain or loss from currency translations) and $175,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses and capital losses related to sales of certain securities within 30 days of purchase. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2022, the fund reclassified $275,693,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$577,210
Post-October capital loss deferral*	(133,491)
Gross unrealized appreciation on investments	37,072,422
Gross unrealized depreciation on investments	(2,229,275)
Net unrealized appreciation on investments	34,843,147
Cost of investments	68,080,836

*	This deferral is considered incurred in the subsequent year.

20	The Investment Company of America

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2022						Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$958,607		$2,925,580		$3,884,187		$936,610		$4,470,405	$5,407,015
Class C	7,850		51,666		59,516		7,386		85,967	93,353
Class T	—	†	—	†	—	†	—	†	1	1
Class F-1	17,402		55,247		72,649		18,840		89,466	108,306
Class F-2	162,018		439,916		601,934		145,754		619,535	765,289
Class F-3	72,478		183,641		256,119		68,291		266,047	334,338
Class 529-A	42,385		133,165		175,550		41,645		204,875	246,520
Class 529-C	449		3,344		3,793		492		6,192	6,684
Class 529-E	880		3,364		4,244		875		5,318	6,193
Class 529-T	—	†	1		1		—	†	1	1
Class 529-F-1	—	†	1		1		—	†	1	1
Class 529-F-2	2,834		7,674		10,508		2,379		10,377	12,756
Class 529-F-3	—	†	1		1		—	†	1	1
Class R-1	416		2,818		3,234		363		4,412	4,775
Class R-2	3,632		26,080		29,712		3,330		41,635	44,965
Class R-2E	689		3,277		3,966		633		5,026	5,659
Class R-3	9,169		37,368		46,537		9,184		59,009	68,193
Class R-4	15,512		48,172		63,684		16,642		80,261	96,903
Class R-5E	2,820		8,163		10,983		2,304		10,838	13,142
Class R-5	3,008		7,668		10,676		3,159		12,413	15,572
Class R-6	267,500		681,772		949,272		258,247		923,242	1,181,489
Total	$1,567,649		$4,618,918		$6,186,567		$1,516,134		$6,895,022	$8,411,156

†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.219% on such assets in excess of $89 billion. On March 8, 2022, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2022, decreasing the annual rate to 0.216% on daily net assets in excess of $115 billion. CRMC waived investment advisory services fees of $35,000 in advance of the amended investment advisory agreement. CRMC does not intend to recoup this waiver. As a result, the fees shown on the fund’s statement of operations of $252,071,000 were reduced to $252,036,000, both of which were equivalent to an annualized rate of 0.233% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into

The Investment Company of America	21

agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2022, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended December 31, 2022, the 529 plan services fees were $2,022,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

22	The Investment Company of America

For the year ended December 31, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$164,819	$45,524		$20,725		Not applicable
Class C	12,414	821		374		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	3,201	1,713		397		Not applicable
Class F-2	Not applicable	11,230		3,044		Not applicable
Class F-3	Not applicable	31		1,276		Not applicable
Class 529-A	7,139	1,891		942		$1,825
Class 529-C	837	51		25		49
Class 529-E	396	25		24		46
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	75		53		102
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	650	62		20		Not applicable
Class R-2	4,633	2,235		185		Not applicable
Class R-2E	466	162		23		Not applicable
Class R-3	4,401	1,356		264		Not applicable
Class R-4	2,915	1,217		350		Not applicable
Class R-5E	Not applicable	284		55		Not applicable
Class R-5	Not applicable	94		56		Not applicable
Class R-6	Not applicable	113		4,708		Not applicable
Total class-specific expenses	$201,871	$66,884		$32,521		$2,022

*	Amount less than one thousand.

Trustees deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $203,000 in the fund’s statement of operations reflects $687,000 in current fees (either paid in cash or deferred) and a net decrease of $484,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,899,352,000 and $1,093,983,000, respectively, which generated $54,294,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2022.

The Investment Company of America	23

8. Warrants

As of December 31, 2022, the fund had warrants outstanding which may be exercised at any time for the purchase of 818,231 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2022, the net asset value of each share class would have been reduced by approximately $0.02 per share. No warrants were exercised during the year ended December 31, 2022.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class A	$3,003,132	67,261	$3,790,100	89,580		$(6,594,456)	(149,390)	$198,776	7,451
Class C	135,212	3,056	59,303	1,425		(317,174)	(7,206)	(122,659)	(2,725)
Class T	—	—	—	—		—	—	—	—
Class F-1	46,705	1,055	71,388	1,693		(181,319)	(4,102)	(63,226)	(1,354)
Class F-2	2,178,423	48,934	586,224	13,861		(1,961,960)	(44,431)	802,687	18,364
Class F-3	805,580	18,064	244,261	5,772		(800,877)	(18,075)	248,964	5,761
Class 529-A	229,003	5,140	175,494	4,162		(429,776)	(9,699)	(25,279)	(397)
Class 529-C	14,352	324	3,792	90		(35,361)	(789)	(17,217)	(375)
Class 529-E	5,246	119	4,243	102		(11,916)	(271)	(2,427)	(50)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	40,370	898	10,503	248		(27,002)	(608)	23,871	538
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	7,816	174	3,212	77		(11,442)	(260)	(414)	(9)
Class R-2	101,977	2,310	29,698	711		(162,404)	(3,658)	(30,729)	(637)
Class R-2E	14,612	322	3,966	94		(20,681)	(465)	(2,103)	(49)
Class R-3	130,942	2,922	46,473	1,105		(197,905)	(4,394)	(20,490)	(367)
Class R-4	115,324	2,544	63,634	1,510		(294,041)	(6,648)	(115,083)	(2,594)
Class R-5E	55,279	1,247	10,981	260		(38,141)	(845)	28,119	662
Class R-5	23,520	536	10,646	251		(44,827)	(1,014)	(10,661)	(227)
Class R-6	1,951,851	42,083	949,218	22,427		(813,401)	(18,314)	2,087,668	46,196
Total net increase (decrease)	$8,859,344	196,989	$6,063,139	143,368		$(11,942,683)	(270,169)	$2,979,800	70,188

Refer to the end of the table for footnotes.

24	The Investment Company of America

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class A	$3,785,679	76,729	$5,274,174	104,211		$(7,192,513)	(145,421)	$1,867,340	35,519
Class C	187,433	3,843	93,012	1,858		(338,272)	(6,933)	(57,827)	(1,232)
Class T	—	—	—	—		—	—	—	—
Class F-1	75,240	1,532	106,796	2,118		(638,700)	(13,130)	(456,664)	(9,480)
Class F-2	2,648,165	53,549	744,049	14,712		(2,031,848)	(41,112)	1,360,366	27,149
Class F-3	942,053	19,181	317,260	6,275		(967,656)	(19,697)	291,657	5,759
Class 529-A	275,391	5,582	246,444	4,884		(496,703)	(10,061)	25,132	405
Class 529-C	18,705	380	6,681	132		(51,090)	(1,034)	(25,704)	(522)
Class 529-E	6,305	128	6,188	123		(14,878)	(303)	(2,385)	(52)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	44,799	901	12,754	252		(24,738)	(498)	32,815	655
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	10,059	206	4,740	95		(18,414)	(375)	(3,615)	(74)
Class R-2	125,478	2,568	44,935	894		(183,585)	(3,770)	(13,172)	(308)
Class R-2E	18,736	382	5,659	112		(20,196)	(415)	4,199	79
Class R-3	168,317	3,452	68,132	1,352		(286,398)	(5,855)	(49,949)	(1,051)
Class R-4	146,332	2,990	96,836	1,920		(354,580)	(7,202)	(111,412)	(2,292)
Class R-5E	94,814	1,919	13,138	260		(26,468)	(541)	81,484	1,638
Class R-5	21,398	434	15,558	308		(39,215)	(796)	(2,259)	(54)
Class R-6	2,229,888	45,446	1,181,486	23,387		(7,648,222)	(155,857)	(4,236,848)	(87,024)
Total net increase (decrease)	$10,798,792	219,222	$8,237,845	162,893		$(20,333,476)	(413,000)	$(1,296,839)	(30,885)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

11. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $31,407,902,000 and $35,126,884,000, respectively, during the year ended December 31, 2022.

The Investment Company of America	25

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2022	$51.80	$.67	$(8.69)	$(8.02)	$(.62)	$(1.90)	$(2.52)	$41.26	(15.52)%	$65,046		.57%		.57%		1.51%
12/31/2021	44.42	.64	10.34	10.98	(.62)	(2.98)	(3.60)	51.80	25.01	81,274		.57		.57		1.29
12/31/2020	39.57	.60	4.98	5.58	(.62)	(.11)	(.73)	44.42	14.50	68,122		.59		.59		1.54
12/31/2019	33.91	.70	7.53	8.23	(.76)	(1.81)	(2.57)	39.57	24.54	63,959		.59		.59		1.86
12/31/2018	40.39	.75	(3.28)	(2.53)	(.74)	(3.21)	(3.95)	33.91	(6.51)	54,973		.57		.57		1.85
Class C:
12/31/2022	51.14	.32	(8.56)	(8.24)	(.28)	(1.90)	(2.18)	40.72	(16.14)	1,119		1.33		1.33		.74
12/31/2021	43.90	.26	10.21	10.47	(.25)	(2.98)	(3.23)	51.14	24.08	1,544		1.32		1.32		.54
12/31/2020	39.10	.30	4.94	5.24	(.33)	(.11)	(.44)	43.90	13.64	1,380		1.33		1.33		.79
12/31/2019	33.54	.41	7.43	7.84	(.47)	(1.81)	(2.28)	39.10	23.57	1,580		1.35		1.35		1.09
12/31/2018	39.98	.42	(3.24)	(2.82)	(.41)	(3.21)	(3.62)	33.54	(7.24)	1,498		1.36		1.36		1.05
Class T:
12/31/2022	51.78	.77	(8.68)	(7.91)	(.73)	(1.90)	(2.63)	41.24	(15.31)[5]	—	[6]	.33	[5]	.33	[5]	1.74	[5]
12/31/2021	44.41	.75	10.34	11.09	(.74)	(2.98)	(3.72)	51.78	25.29 [5]	—	[6]	.34	[5]	.34	[5]	1.52	[5]
12/31/2020	39.56	.69	4.99	5.68	(.72)	(.11)	(.83)	44.41	14.79 [5]	—	[6]	.35	[5]	.35	[5]	1.77	[5]
12/31/2019	33.91	.79	7.52	8.31	(.85)	(1.81)	(2.66)	39.56	24.79 [5]	—	[6]	.35	[5]	.35	[5]	2.09	[5]
12/31/2018	40.38	.83	(3.27)	(2.44)	(.82)	(3.21)	(4.03)	33.91	(6.29)[5]	—	[6]	.36	[5]	.36	[5]	2.05	[5]
Class F-1:
12/31/2022	51.64	.64	(8.66)	(8.02)	(.59)	(1.90)	(2.49)	41.13	(15.56)	1,215		.64		.64		1.43
12/31/2021	44.29	.60	10.31	10.91	(.58)	(2.98)	(3.56)	51.64	24.92	1,595		.64		.64		1.22
12/31/2020	39.45	.57	4.98	5.55	(.60)	(.11)	(.71)	44.29	14.44	1,788		.65		.65		1.48
12/31/2019	33.82	.67	7.50	8.17	(.73)	(1.81)	(2.54)	39.45	24.43	1,922		.66		.66		1.78
12/31/2018	40.29	.71	(3.27)	(2.56)	(.70)	(3.21)	(3.91)	33.82	(6.59)	1,639		.66		.66		1.76
Class F-2:
12/31/2022	51.76	.76	(8.68)	(7.92)	(.71)	(1.90)	(2.61)	41.23	(15.34)	9,865		.38		.38		1.71
12/31/2021	44.39	.74	10.33	11.07	(.72)	(2.98)	(3.70)	51.76	25.27	11,435		.37		.37		1.49
12/31/2020	39.55	.67	4.98	5.65	(.70)	(.11)	(.81)	44.39	14.73	8,602		.38		.38		1.74
12/31/2019	33.90	.77	7.52	8.29	(.83)	(1.81)	(2.64)	39.55	24.76	7,986		.39		.39		2.05
12/31/2018	40.37	.82	(3.27)	(2.45)	(.81)	(3.21)	(4.02)	33.90	(6.31)	6,067		.39		.39		2.03
Class F-3:
12/31/2022	51.77	.81	(8.69)	(7.88)	(.76)	(1.90)	(2.66)	41.23	(15.26)	4,112		.27		.27		1.82
12/31/2021	44.40	.79	10.33	11.12	(.77)	(2.98)	(3.75)	51.77	25.39	4,864		.27		.27		1.60
12/31/2020	39.55	.72	4.98	5.70	(.74)	(.11)	(.85)	44.40	14.88	3,916		.28		.28		1.85
12/31/2019	33.90	.82	7.52	8.34	(.88)	(1.81)	(2.69)	39.55	24.89	3,571		.29		.29		2.16
12/31/2018	40.37	.86	(3.28)	(2.42)	(.84)	(3.21)	(4.05)	33.90	(6.24)	2,562		.30		.30		2.12
Class 529-A:
12/31/2022	51.64	.65	(8.67)	(8.02)	(.60)	(1.90)	(2.50)	41.12	(15.56)	2,943		.61		.61		1.47
12/31/2021	44.29	.62	10.31	10.93	(.60)	(2.98)	(3.58)	51.64	24.97	3,716		.61		.61		1.25
12/31/2020	39.46	.57	4.97	5.54	(.60)	(.11)	(.71)	44.29	14.43	3,169		.64		.64		1.49
12/31/2019	33.82	.67	7.52	8.19	(.74)	(1.81)	(2.55)	39.46	24.46	2,884		.65		.65		1.79
12/31/2018	40.29	.71	(3.27)	(2.56)	(.70)	(3.21)	(3.91)	33.82	(6.59)	2,495		.66		.66		1.76

Refer to the end of the table for footnotes.

26	The Investment Company of America

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2022	$51.55	$.30	$(8.63)	$(8.33)	$(.25)	$(1.90)	$(2.15)	$41.07	(16.19)%	$72		1.38%		1.38%		.67%
12/31/2021	44.22	.24	10.29	10.53	(.22)	(2.98)	(3.20)	51.55	24.02	110		1.37		1.37		.49
12/31/2020	39.36	.29	4.97	5.26	(.29)	(.11)	(.40)	44.22	13.60	117		1.37		1.37		.77
12/31/2019	33.74	.39	7.49	7.88	(.45)	(1.81)	(2.26)	39.36	23.54	283		1.39		1.39		1.05
12/31/2018	40.19	.41	(3.26)	(2.85)	(.39)	(3.21)	(3.60)	33.74	(7.28)	293		1.41		1.41		1.01
Class 529-E:
12/31/2022	51.44	.54	(8.63)	(8.09)	(.49)	(1.90)	(2.39)	40.96	(15.75)	73		.86		.86		1.22
12/31/2021	44.14	.50	10.26	10.76	(.48)	(2.98)	(3.46)	51.44	24.65	95		.85		.85		1.01
12/31/2020	39.31	.48	4.97	5.45	(.51)	(.11)	(.62)	44.14	14.20	84		.86		.86		1.26
12/31/2019	33.71	.59	7.47	8.06	(.65)	(1.81)	(2.46)	39.31	24.14	85		.88		.88		1.56
12/31/2018	40.16	.61	(3.25)	(2.64)	(.60)	(3.21)	(3.81)	33.71	(6.78)	79		.90		.90		1.52
Class 529-T:
12/31/2022	51.78	.75	(8.69)	(7.94)	(.70)	(1.90)	(2.60)	41.24	(15.36)[5]	—	[6]	.39	[5]	.39	[5]	1.70	[5]
12/31/2021	44.41	.73	10.33	11.06	(.71)	(2.98)	(3.69)	51.78	25.23 [5]	—	[6]	.39	[5]	.39	[5]	1.47	[5]
12/31/2020	39.56	.67	4.99	5.66	(.70)	(.11)	(.81)	44.41	14.72 [5]	—	[6]	.40	[5]	.40	[5]	1.72	[5]
12/31/2019	33.91	.77	7.52	8.29	(.83)	(1.81)	(2.64)	39.56	24.72 [5]	—	[6]	.41	[5]	.41	[5]	2.03	[5]
12/31/2018	40.38	.81	(3.27)	(2.46)	(.80)	(3.21)	(4.01)	33.91	(6.34)[5]	—	[6]	.42	[5]	.42	[5]	2.00	[5]
Class 529-F-1:
12/31/2022	51.54	.72	(8.65)	(7.93)	(.67)	(1.90)	(2.57)	41.04	(15.41)[5]	—	[6]	.45	[5]	.45	[5]	1.63	[5]
12/31/2021	44.21	.70	10.29	10.99	(.68)	(2.98)	(3.66)	51.54	25.19 [5]	—	[6]	.44	[5]	.44	[5]	1.42	[5]
12/31/2020	39.40	.65	4.97	5.62	(.70)	(.11)	(.81)	44.21	14.69 [5]	—	[6]	.40	[5]	.40	[5]	1.72	[5]
12/31/2019	33.78	.76	7.50	8.26	(.83)	(1.81)	(2.64)	39.40	24.72	115		.42		.42		2.02
12/31/2018	40.24	.80	(3.25)	(2.45)	(.80)	(3.21)	(4.01)	33.78	(6.34)	93		.43		.43		1.99
Class 529-F-2:
12/31/2022	51.79	.76	(8.69)	(7.93)	(.71)	(1.90)	(2.61)	41.25	(15.34)	175		.37		.37		1.72
12/31/2021	44.41	.74	10.33	11.07	(.71)	(2.98)	(3.69)	51.79	25.25	192		.38		.38		1.48
12/31/2020[7,8]	38.92	.12	5.55	5.67	(.18)	—	(.18)	44.41	14.56 [9]	136		.06	[9]	.06	[9]	.29	[9]
Class 529-F-3:
12/31/2022	51.78	.78	(8.69)	(7.91)	(.73)	(1.90)	(2.63)	41.24	(15.31)	—	[6]	.33		.33		1.75
12/31/2021	44.41	.76	10.33	11.09	(.74)	(2.98)	(3.72)	51.78	25.31	—	[6]	.34		.32		1.54
12/31/2020[7,8]	38.92	.13	5.54	5.67	(.18)	—	(.18)	44.41	14.59 [9]	—	[6]	.09	[9]	.06	[9]	.30	[9]
Class R-1:
12/31/2022	51.30	.32	(8.60)	(8.28)	(.28)	(1.90)	(2.18)	40.84	(16.17)	62		1.34		1.34		.73
12/31/2021	44.03	.26	10.23	10.49	(.24)	(2.98)	(3.22)	51.30	24.04	78		1.34		1.34		.52
12/31/2020	39.21	.30	4.95	5.25	(.32)	(.11)	(.43)	44.03	13.63	70		1.35		1.35		.77
12/31/2019	33.63	.40	7.45	7.85	(.46)	(1.81)	(2.27)	39.21	23.54	74		1.37		1.37		1.07
12/31/2018	40.07	.41	(3.24)	(2.83)	(.40)	(3.21)	(3.61)	33.63	(7.24)	72		1.38		1.38		1.03

Refer to the end of the table for footnotes.

The Investment Company of America	27

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
12/31/2022	$51.37	$.31	$(8.61)	$(8.30)	$(.26)	$(1.90)	$(2.16)	$40.91	(16.18)%	$573	1.38%	1.38%	.70%
12/31/2021	44.09	.25	10.24	10.49	(.23)	(2.98)	(3.21)	51.37	24.02	752	1.36	1.36	.51
12/31/2020	39.26	.29	4.97	5.26	(.32)	(.11)	(.43)	44.09	13.62	659	1.37	1.37	.76
12/31/2019	33.67	.40	7.46	7.86	(.46)	(1.81)	(2.27)	39.26	23.54	645	1.39	1.39	1.06
12/31/2018	40.12	.41	(3.25)	(2.84)	(.40)	(3.21)	(3.61)	33.67	(7.26)	582	1.40	1.40	1.02
Class R-2E:
12/31/2022	51.61	.44	(8.65)	(8.21)	(.39)	(1.90)	(2.29)	41.11	(15.93)	71	1.07	1.07	1.00
12/31/2021	44.28	.40	10.29	10.69	(.38)	(2.98)	(3.36)	51.61	24.41	92	1.07	1.07	.80
12/31/2020	39.43	.40	4.99	5.39	(.43)	(.11)	(.54)	44.28	13.94	75	1.08	1.08	1.05
12/31/2019	33.81	.51	7.49	8.00	(.57)	(1.81)	(2.38)	39.43	23.89	71	1.09	1.09	1.35
12/31/2018	40.28	.53	(3.26)	(2.73)	(.53)	(3.21)	(3.74)	33.81	(6.99)	52	1.10	1.10	1.33
Class R-3:
12/31/2022	51.56	.51	(8.64)	(8.13)	(.46)	(1.90)	(2.36)	41.07	(15.79)	829	.92	.92	1.16
12/31/2021	44.24	.47	10.28	10.75	(.45)	(2.98)	(3.43)	51.56	24.56	1,060	.91	.91	.95
12/31/2020	39.40	.46	4.98	5.44	(.49)	(.11)	(.60)	44.24	14.13	956	.92	.92	1.20
12/31/2019	33.78	.57	7.49	8.06	(.63)	(1.81)	(2.44)	39.40	24.08	949	.93	.93	1.51
12/31/2018	40.24	.59	(3.26)	(2.67)	(.58)	(3.21)	(3.79)	33.78	(6.84)	864	.94	.94	1.47
Class R-4:
12/31/2022	51.62	.64	(8.65)	(8.01)	(.60)	(1.90)	(2.50)	41.11	(15.56)	1,040	.62	.62	1.45
12/31/2021	44.28	.62	10.30	10.92	(.60)	(2.98)	(3.58)	51.62	24.96	1,440	.61	.61	1.25
12/31/2020	39.44	.58	4.98	5.56	(.61)	(.11)	(.72)	44.28	14.48	1,337	.62	.62	1.50
12/31/2019	33.81	.68	7.50	8.18	(.74)	(1.81)	(2.55)	39.44	24.46	1,435	.63	.63	1.81
12/31/2018	40.28	.72	(3.28)	(2.56)	(.70)	(3.21)	(3.91)	33.81	(6.58)	1,346	.64	.64	1.77
Class R-5E:
12/31/2022	51.74	.74	(8.68)	(7.94)	(.69)	(1.90)	(2.59)	41.21	(15.38)	189	.42	.42	1.67
12/31/2021	44.38	.73	10.32	11.05	(.71)	(2.98)	(3.69)	51.74	25.21	203	.41	.41	1.47
12/31/2020	39.54	.66	4.98	5.64	(.69)	(.11)	(.80)	44.38	14.69	101	.42	.42	1.70
12/31/2019	33.89	.76	7.52	8.28	(.82)	(1.81)	(2.63)	39.54	24.72	68	.43	.43	2.01
12/31/2018	40.36	.81	(3.27)	(2.46)	(.80)	(3.21)	(4.01)	33.89	(6.35)	24	.43	.43	2.01
Class R-5:
12/31/2022	51.79	.78	(8.69)	(7.91)	(.73)	(1.90)	(2.63)	41.25	(15.30)	170	.32	.32	1.75
12/31/2021	44.41	.77	10.34	11.11	(.75)	(2.98)	(3.73)	51.79	25.34	225	.31	.31	1.55
12/31/2020	39.56	.69	4.99	5.68	(.72)	(.11)	(.83)	44.41	14.82	196	.32	.32	1.80
12/31/2019	33.91	.80	7.52	8.32	(.86)	(1.81)	(2.67)	39.56	24.82	261	.33	.33	2.11
12/31/2018	40.38	.84	(3.27)	(2.43)	(.83)	(3.21)	(4.04)	33.91	(6.27)	245	.34	.34	2.07
Class R-6:
12/31/2022	51.78	.81	(8.69)	(7.88)	(.76)	(1.90)	(2.66)	41.24	(15.26)	15,480	.27	.27	1.82
12/31/2021	44.40	.79	10.34	11.13	(.77)	(2.98)	(3.75)	51.78	25.41	17,044	.27	.27	1.61
12/31/2020	39.56	.72	4.97	5.69	(.74)	(.11)	(.85)	44.40	14.85	18,480	.27	.27	1.85
12/31/2019	33.90	.82	7.53	8.35	(.88)	(1.81)	(2.69)	39.56	24.92	17,077	.28	.28	2.16
12/31/2018	40.38	.86	(3.28)	(2.42)	(.85)	(3.21)	(4.06)	33.90	(6.25)	12,548	.29	.29	2.13

Refer to the end of the table for footnotes.

28	The Investment Company of America

Financial highlights (continued)

	Year ended December 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate for all share classes[10]	31%	22%	39%	31%	36%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

The Investment Company of America	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Investment Company of America:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of The Investment Company of America (the “Fund”), including the investment portfolio, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
February 10, 2023

We have served as the auditor of one or more American Funds investment companies since 1956.

30	The Investment Company of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2022, through December 31, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Investment Company of America	31

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,048.33	$2.99	.58%
Class A – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class C – actual return	1,000.00	1,044.59	6.85	1.33
Class C – assumed 5% return	1,000.00	1,018.50	6.77	1.33
Class T – actual return	1,000.00	1,049.64	1.70	.33
Class T – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class F-1 – actual return	1,000.00	1,048.16	3.30	.64
Class F-1 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class F-2 – actual return	1,000.00	1,049.39	1.96	.38
Class F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class F-3 – actual return	1,000.00	1,050.00	1.40	.27
Class F-3 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 529-A – actual return	1,000.00	1,048.03	3.20	.62
Class 529-A – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class 529-C – actual return	1,000.00	1,043.92	7.16	1.39
Class 529-C – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class 529-E – actual return	1,000.00	1,046.98	4.44	.86
Class 529-E – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class 529-T – actual return	1,000.00	1,049.39	2.01	.39
Class 529-T – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 529-F-1 – actual return	1,000.00	1,049.19	2.38	.46
Class 529-F-1 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 529-F-2 – actual return	1,000.00	1,049.44	1.91	.37
Class 529-F-2 – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 529-F-3 – actual return	1,000.00	1,049.68	1.70	.33
Class 529-F-3 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class R-1 – actual return	1,000.00	1,044.36	6.90	1.34
Class R-1 – assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class R-2 – actual return	1,000.00	1,044.39	7.06	1.37
Class R-2 – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-2E – actual return	1,000.00	1,045.96	5.52	1.07
Class R-2E – assumed 5% return	1,000.00	1,019.81	5.45	1.07
Class R-3 – actual return	1,000.00	1,046.83	4.75	.92
Class R-3 – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class R-4 – actual return	1,000.00	1,048.06	3.20	.62
Class R-4 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-5E – actual return	1,000.00	1,049.25	2.17	.42
Class R-5E – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class R-5 – actual return	1,000.00	1,049.94	1.65	.32
Class R-5 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-6 – actual return	1,000.00	1,050.26	1.40	.27
Class R-6 – assumed 5% return	1,000.00	1,023.84	1.38	.27

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

32	The Investment Company of America

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2022:

Long-term capital gains	$4,893,627,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$23,176,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

The Investment Company of America	33

Liquidity Risk Management Program	unaudited

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2021, through September 30, 2022. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

34	The Investment Company of America

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Mary Anne Dolan, 1947	2000	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2008	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	96	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
John G. Freund, MD, 1953	2022	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995–2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016–2020)	10	Collegium Pharmaceutical, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc.
Pablo R. González Guajardo, 1967 Chair of the Board (Independent and Non-Executive)	2015	CEO, Kimberly-Clark de México, SAB de CV	22	América Móvil, SAB de CV (telecommunications company); Grupo Sanborns, SAB de CV (retail stores and restaurants); Kimberly-Clark de México, SAB de CV (consumer staples)
Merit E. Janow, 1958	2021	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
William D. Jones, 1955	2010	Managing Member, CityLink LLC (investing and consulting); former President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities)	23	Biogen Inc.
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System	4	None
William R. McLaughlin, 1956	2015	Advisor and former President and CEO, The Orvis Company (outdoor equipment retailer)	4	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	Bunge Limited (agricultural business and food company)
Kathy J. Williams, 1955	2019	Board Chair, Above and Beyond Teaching	7	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
James Terrile, 1965 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company	4	None
William L. Robbins, 1968	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]; Chair and Director, Capital Group International, Inc.[6]	13	None

Refer to page 36 for footnotes.

The Investment Company of America	35

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Grant L. Cambridge, 1962 Co-President	2019	Partner — Capital International Investors, Capital Research and Management Company
Martin Romo, 1967 Co-President	2018

Partner — Capital Research Global Investors, Capital Research and Management Company; Chairman,

Principal Executive Officer and Director, Capital Research Company[6];

Director, The Capital Group Companies, Inc.[6]

Herbert Y. Poon, 1973 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chief Compliance Officer, Capital Research and Management Company; Chief Compliance Officer, Capital Research Company[6]
Michael W. Stockton, 1967 Executive Vice President	2013–2016, 2019	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Aline Avzaradel, 1978 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Christopher D. Buchbinder, 1971 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Martin Jacobs, 1962 Senior Vice President	2021	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
James B. Lovelace, 1956 Senior Vice President	1994	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company[6]
Donald D. O’Neal, 1960 Senior Vice President	1994	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]
Jessica C. Spaly, 1977 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Julie E. Lawton, 1973 Secretary	2021	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[6]
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Marilyn Paramo, 1982 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016, 2021	Senior Vice President — Investment Operations, Capital Research and Management Company

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	The Investment Company of America

Office of the fund
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2023, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that William R. McLaughlin, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

ICA

Registrant:

a) Audit Fees:
Audit	2021	102,000
	2022	104,000

b) Audit-Related Fees:
	2021	17,000
	2022	19,000

c) Tax Fees:
	2021	8,000
	2022	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	1,427,000
	2022	2,394,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2021	1,000
	2022	394,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,455,000 for fiscal year 2021 and $2,817,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By __/s/ Herbert Y. Poon________________
Herbert Y. Poon, Principal Executive Officer

Date: February 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Principal Executive Officer

Date: February 28, 2023

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: February 28, 2023